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                                                                     EXHIBIT 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report dated June 25, 2001 included in this Form 11-K into AMVESCAP PLC's previously filed Registration Statement on Form S-8, File No. 333-11428 covering the AMVESCAP 401(k) Plan.



/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
June 25, 2001